UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Destra Multi-Alternative Fund

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Destra Multi-Alternative Fund

May 29, 2020

Dear Shareholder,

Destra Multi-Alternative Fund (the “Fund”) will hold a Special Meeting of Shareholders on June 15, 2020 at the offices of the Fund, 444 West Lake Street, Suite 1700, Chicago, IL 60606 (the “Special Meeting”). This Special Meeting is being called because the shareholders of the Fund are being asked to consider the proposals set forth below. The Fund will not bear any portion of the costs related to the Special Meeting.

The Special Meeting is being called to facilitate the Fund listing its shares on the New York Stock Exchange (“NYSE”) or other national securities exchange and in so doing, increase the potential that the Fund’s managers may be able to achieve improved performance for the Fund in the post COVID-19 market environment. Contingent on the Fund’s listing on the NYSE or other national securities exchange, the Fund is seeking shareholder approval to eliminate the fundamental policy of conducting quarterly repurchase offers. Further, to provide time to position the portfolio for Fund shares to be listed on the NYSE or other national securities exchange, the Fund is also seeking shareholder approval to modify the fundamental policy regarding repurchase offers from requiring the Fund to conduct quarterly repurchase offers, to requiring the Fund to conduct annual repurchase offers. Shareholder approval of such modification would provide the Fund’s managers with the ability to manage the Fund’s investment strategy and liquidity more effectively, by reducing the meaningful fund outflows that quarterly repurchases create. Repurchase offers would continue to be offered for no less than 5% of the Fund’s shares outstanding at net asset value (“NAV”) and are generally expected to be 20% of the Fund’s shares outstanding at NAV per each annual repurchase offer, the first of which would be expected to occur in April 2021 if the Fund has not been listed on a national exchange prior to that date. While the Fund generally expects to offer 20% per each annual repurchase offer, there can be no assurance that the Fund will repurchase this amount and it could repurchase less each year if the Fund is not approved for listing on the NYSE or other national securities exchange.

Also contingent on the Fund listing its shares on the NYSE or other national securities exchange, the Fund is seeking approval of amended and restated investment advisory and sub-advisory agreements to reflect the inclusion of borrowing for investment purposes in the calculation of the advisory and sub-advisory fees. Furthermore, contingent on the Fund listing its shares on the NYSE or other national securities exchange, the Fund is seeking approval of the early termination and replacement of the Fund’s current expense limitation agreement, with an expense limitation agreement between the Fund and Destra Capital Advisors LLC (“Destra” or the “Adviser”) that would limit the total non-management and non-investment fees that the Fund may pay to 0.53%. If approved, the expense limitation agreement would have a term of five (5) years from the date Fund shares are listed on the NYSE or other national securities exchange.

Lastly, the Fund is seeking shareholder approval of a revision to its fundamental policy that currently requires that the Fund concentrate its investments in the real estate investment trust (“REIT”) industry.

The enclosed proxy statement explains the following proposals (the “Proposals”):

❖	A proposal to eliminate the fundamental policy regarding repurchase offers subsequent to the Fund listing its shares on the NYSE or other national stock exchange. Further, modifying the policy from requiring the Fund to conduct quarterly repurchase offers, to requiring the Fund to conduct annual repurchase offers, would reduce the need for the Fund to hold cash reserves and liquid securities, or the need to sell illiquid securities, in order to meet quarterly repurchase offers. As a result, in the event that the Fund does not list in a timely fashion, a move to annual repurchase offers would allow the Fund to pursue its existing investment objective and investment strategy through a structure that better serves shareholders. Annual repurchase offers would continue to be offered for no less than 5% of the Fund’s shares outstanding at NAV and are generally expected to be 20% of the Fund’s shares outstanding at NAV per each annual repurchase offer. The Fund’s modified fundamental policy of conducting annual repurchase offers would be eliminated at such time as the Fund’s shares are listed on the NYSE or other national securities exchange. While the Fund generally expects to offer 20% per each annual repurchase offer, there can be no assurance that the Fund will repurchase this amount and it could repurchase less each year if the Fund is not approved for listing on the NYSE or other national securities exchange.

❖	A proposal to amend the investment advisory agreement between the Fund and Destra and the investment sub-advisory agreement among the Fund, Destra and Pinhook Capital, LLC (“Pinhook” or the “Sub-Adviser”), contingent on the Fund listing its shares on the NYSE or other national securities exchange. Upon listing, (i) the amended and restated investment advisory agreement would be revised to reflect the inclusion of borrowing for investment purposes and other financial leverage in the calculation of advisory fees and (ii) Destra would begin to receive a separate 10 basis point fee, calculated and paid on managed assets, for services provided to the Fund under a Secondary Market Support Services Agreement. The amended and restated sub-advisory agreement would also be revised to reflect the inclusion of borrowing for investment purposes and other financial leverage in the calculation of sub-advisory fees. If the Proposal is approved and investment leverage is used, the aggregate amount of advisory fees incurred by the Fund (and therefore, incurred by shareholders) would increase, even though the contractual fee rates would remain the same, depending on the Fund’s asset level.

❖	A proposal to approve the early termination and replacement of the Fund’s current expense limitation with an expense limitation agreement with a term of five (5) years, between the Fund and Destra, that would limit the total non-management and non-investment fees that the Fund may pay to 0.53%, contingent on the Fund listing its shares on the NYSE or other national securities exchange. The Fund's current expense limitation agreement limits each share class' total operating expenses after fee waiver and/or reimbursement so such total does not exceed: 1.95% of Class A shares' net assets, 2.45% of Class T shares' net assets, 2.70% of Class C shares' net assets, and 1.70% of Class I shares' net assets, respectively. For further information on the structure of the current expense limitation agreement, please see Proposal 3.

❖	A proposal to revise the Fund’s fundamental policy regarding concentration of investments in the REIT industry to include investments in the broader real estate industry.

The Fund’s Board of Trustees (the “Board of Trustees”) believes that approving the Proposals is in the best interests of the Fund and its shareholders. Accordingly, the current Board of Trustees has unanimously voted to approve the Proposals and to recommend that the shareholders of the Fund also approve the Proposals.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the Proposals. The Board of Trustees recommends that you vote FOR the Proposals. Your vote is important.

The Fund is sensitive to the health and travel concerns the Fund’s shareholders may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the Special Meeting as promptly as practicable, which may include holding the Special Meeting by means of remote communication, among other steps, but the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Fund plans to announce these changes, if any, at https://vote.proxyonline.com/DestraCapital/docs/MultiAlternativeFund.pdf and encourages you to check this website prior to the Special Meeting if you plan to attend.

Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package.

Sincerely,

Nicholas Dalmaso
Chairman and Trustee

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on several important matters affecting the Fund:

(1) Approval of the Modification and Subsequent Elimination of Fundamental Policy to Conduct Repurchase Offers.

You are being asked to vote to approve discontinuing the operation of the Fund as an interval fund so that the Fund may trade on the NYSE or other national securities exchange. To provide time to position the portfolio for Fund shares to be listed on the NYSE or other national securities exchange, the Fund is seeking shareholder approval to modify the fundamental policy regarding repurchase offers from requiring the Fund to conduct quarterly repurchase offers, to requiring the Fund to conduct annual repurchase offer. Shareholder approval of such modification will provide Fund managers the flexibility to reduce positions in private funds while maintaining focus on managing the Fund’s strategy to the benefit of the Fund and its shareholders versus focusing on (and potentially being limited by) any material quarterly outflows. Although the Fund anticipates that it would achieve listing on the NYSE or other national securities exchange before the next annual repurchase offer, which would be expected to occur in April 2021, annual repurchase offers would continue to be offered for no less than 5% of the Fund’s shares outstanding at NAV and are generally expected to be 20% of the Fund’s shares outstanding at NAV per each annual repurchase offer if the Fund did not achieve a listing in a timely manner. Contingent on the Fund’s listing on the NYSE or other national securities exchange, the modified fundamental policy of conducting annual repurchase offers would be subsequently eliminated. Shareholders must approve the change from quarterly repurchases to annual repurchases and the subsequent elimination of the Fund’s modified fundamental policy to conduct annual repurchase offers. If these changes are approved by shareholders, the Board of Trustees intends to pursue a listing of the Fund’s shares on the NYSE or other national securities exchange as soon as reasonably practicable. In addition, if approved, the next repurchase offer would be expected to occur in April 2021, unless listing on the NYSE or other national securities exchange occurs first. While the Fund generally expects to offer 20% per each annual repurchase offer, there can be no assurance that the Fund will repurchase this amount and it could repurchase less each year if the Fund is not approved for listing on the NYSE or other national securities exchange.

(2) Approval to Amend the Investment Advisory and Investment Sub-Advisory Agreements to Reflect Changes to the Calculation of the Advisory and Sub-Advisory Fees.

You are also being asked to approve amended and restated investment advisory and investment sub-advisory agreements to revise the calculation of the advisory and sub-advisory fees from “net assets” to “managed assets,” contingent on the Fund listing its shares on the NYSE or other national securities exchange. Further contingent upon listing on the NYSE or other national securities exchange, the Fund would pay Destra a separate 10 basis point fee, calculated and paid on managed assets, for services provided to the Fund under a Secondary Market Support Services Agreement.

“Managed assets” would be defined to include the total assets of the Fund (including assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). As a result, the aggregate advisory and sub-advisory fees will be higher during periods when leverage is utilized, which may create an incentive for Destra and Pinhook to employ leverage. However, Destra and Pinhook intend to utilize leverage only when they believe that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the borrowings. The Board of Trustees will monitor this potential conflict of interest. If the Proposal is approved and investment leverage is used, the aggregate amount of advisory fees incurred by the Fund (and therefore, incurred by shareholders) would increase, even though the contractual fee rates would remain the same, depending on the Fund’s asset level.

(3) Approval of the Early Termination and Replacement of the Current Expense Limitation Agreement, with a New Expense Limitation Agreement That Limits Total Non-Management and Non-Investment Fees that the Fund Pays.

You are being asked to approve the early termination and replacement of the Fund’s current expense limitation agreement, with an expense limitation agreement with a term of five (5) years, between the Fund and Destra Capital Advisors LLC (“Destra” or the “Adviser”), that would limit the total non-management and non-investment fees that the Fund may pay to 0.53%, contingent on the Fund listing its shares on the NYSE or other national securities exchange. The Fund's current expense limitation agreement limits each share class' total operating expenses after fee waiver and/or reimbursement so such total does not exceed: 1.95% of Class A shares' net assets, 2.45% of Class T shares' net assets, 2.70% of Class C shares' net assets, and 1.70% of Class I shares' net assets, respectively. However, at the time of listing, all existing share classes will be merged into one common share class and such share class will have one set of fees and costs going forward (i.e. there will no longer be different share classes with different fee structures and the sales loads, contingent deferred sales charges (if any), distribution fees and shareholder service fees associated with the current Class A, Class T, and Class C shares will no longer be charged). It is expected that the new expense limitation agreement will reduce the fee burden on shareholders of Class A, Class T, and Class C shares, however, Class I shareholders may experience a modest increase. For further information on the structure of the current expense limitation agreement, please see Proposal 3.

This expense agreement would effectively cap any fees and expenses related to operations, exchange listing, transfer agency, custodial, fund accounting and administration and legal fees to no more than 0.53% for the first five (5) years of the Fund’s listing on the NYSE or other national securities exchange.

(4) Approval of Revisions to the Fund’s Fundamental Policy Regarding Concentration in the REIT Industry.

You are also being asked to approve revisions to the Fund’s fundamental policy regarding concentration in the REIT industry. The current policy states that the Fund may not invest 25% or more of the market value of its net assets in the securities of companies or entities engaged in any one industry, except the REIT industry, and that, under normal circumstances, the Fund will invest over 25% of its net assets in securities of companies in the REIT industry.

If approved by shareholders, the policy would be revised to include the broader real estate industry, rather than only the REIT industry, which will provide Destra and Pinhook with additional investment flexibility.

Approval of the Modification and Subsequent Removal of Fundamental Policy to Conduct Repurchase Offers.

Q.	Why is the conversion from interval status to exchange-traded status being proposed?

A.	The Board of Trustees believes the Proposal has the potential to benefit shareholders by eliminating the need for the Fund to hold cash reserves and liquid securities, or the need to sell illiquid securities, in order to meet quarterly repurchase offers. The Proposal will allow the Fund to pursue its existing investment objective and investment strategy through a structure that better positions the Fund to capitalize on its universe of investment opportunities. Additionally, the Board of Trustees believes that converting the Fund from an interval fund to an exchange-traded fund has the potential to increase shareholder liquidity, because exchange listed closed-end funds can generally be bought and sold any day that the NYSE is open. There can be no assurance that the Fund’s shares will be approved to list on the NYSE or any other national securities exchange.

Q.	What is the difference between a closed-end fund operating as an interval fund and an exchange-traded closed-end fund?

A.	Typically, an interval fund offers to sell its shares on a daily basis, but only offers to repurchase shares at net asset value (“NAV”) on a periodic basis (in the case of the Fund, quarterly) in a limited amount, such as 5% in the case of the Fund. Shareholders do not have a right to force the Fund to repurchase shares, and there is no secondary market for shares. As a result, shareholders are advised in the Fund’s prospectus that the Fund is not suitable for investors seeking frequent liquidity.

An exchange-traded closed-end fund generally does not continue to sell new shares once it is listed on an exchange, though it may conduct additional offerings and/or rights offerings, subject to applicable law. Shareholders still do not have a right to force the Fund to repurchase shares but may sell their shares in the secondary market on the exchange. Shares of an exchange-traded closed-end fund may trade at a premium or discount to NAV, and shares of many closed-end funds, whether small or large, trade at a discount to NAV. The Fund intends to proceed with an application to list its shares on the NYSE or other national securities exchange, as soon as practicable after the approval of the Proposal. If the Fund is not approved for listing, the Board of Trustees will not implement the Proposal to remove the Fund’s modified fundamental policy to conduct annual repurchase offers.

Q.	Did the Board of Trustees consider options other than converting the Fund to an exchange-traded closed-end fund structure?

A.	Yes. The decision to discontinue operating as an interval fund and convert the Fund to an exchange-traded closed-end structure was made after extensive discussions between the Board of Trustees and Destra. After reviewing numerous options, including liquidating and closing the Fund or merging the Fund, the Board of Trustees determined that the best way to protect the interests of the Fund and its shareholders, and continue the investment strategy selected by the shareholders when they invested in the Fund, is to discontinue operating as an interval fund and convert the Fund to an exchange-traded closed-end fund. As discussed above, the Board of Trustees believes this has the potential to increase shareholder liquidity, and allow the portfolio managers to fully invest the Fund’s assets without reserving cash or being required to sell illiquid securities to fund repurchases, thereby allowing the Fund’s managers to better implement the Fund’s investment strategy.

Q.	Why is it necessary to move from quarterly repurchase offers to annual repurchase offers in advance of conversion and listing on the NYSE or other national securities exchange?

A.	Modifying the fundamental policy from requiring a quarterly repurchase offer to requiring an annual repurchase offer may allow the Fund to more effectively reposition its portfolio in contemplation of listing on the NYSE or other national securities exchange, including by reducing its investment in private funds, by providing Fund managers the flexibility to reduce such positions while maintaining focus on managing the Fund’s strategy to the benefit of the Fund and its shareholders versus focusing on (and potentially being limited by) any material quarterly outflows.

Q.	If approved, when will the Fund transition to making annual repurchase offers?

A.	The Fund will transition to an annual repurchase offer schedule immediately upon shareholder approval at the Special Meeting and the next repurchase offer would be expected to occur in April 2021, unless listing on the NYSE or other national securities exchange occurs first.

Q.	If approved, when will the Fund stop making annual repurchase offers?

A.	The Fund will eliminate the Fund’s fundamental policy to offer annual repurchases only if the Fund is approved for listing on the NYSE or other national securities exchange.

Q.	Will there be any changes to Fund fees and expenses as a result of the conversion?

A.	The Fund currently offers four classes of shares. Three of those share classes charge commissions and impose on-going distribution and shareholder service fees. However, at the time of listing, all existing share classes will be merged into one common share class and such share class will have one set of fees and costs going forward (i.e. there will no longer be different share classes with different fee structures and the sales loads, contingent deferred sales charges (if any), distribution fees and shareholder service fees associated with the current Class A, Class T, and Class C shares will no longer be charged).

Additionally, while the extensive transfer agency fees incurred by operating as an interval fund (e.g. costs of the mechanics and communications of each redemption interval) would be materially reduced when the Fund lists on the NYSE or other national securities exchange, the Fund will enter into a Secondary Market Support Services Agreement (“Support Services Agreement”) with Destra upon the listing of Fund shares. Under the Support Services Agreement, the Fund will pay Destra a separate 10 basis point fee, calculated and paid on managed assets, for providing a variety of services, which may include, maintaining contact with financial advisors and responding to questions from shareholders, prospective shareholders, financial advisors and the public regarding the Fund.

In addition, the Fund has proposed changing the calculation methodology of advisory and sub-advisory fees, contingent on the Fund listing its shares on the NYSE or other national securities exchange. If approved by shareholders, the contractual management fee rate would remain the same, however, the total advisory amounts paid by the Fund (and therefore, incurred by shareholders) would increase if Fund managers utilized leverage. Please see Proposal 2 for additional information. Additionally, please see Proposal 3 for information regarding a proposal to approve a new expense limitation agreement. Please note that both Proposal 2 and Proposal 3 are contingent on the listing of Fund shares on the NYSE or other national securities exchange.

Q.	Will the Fund trade at a premium or a discount after the conversion?

A.	The Adviser believes that in the short-term, Fund shares may trade at a substantial discount to NAV as shareholders take advantage of newly-available liquidity in the secondary market. Over the longer-term, the Board believes that the Fund may trade more in line with any similar exchange-traded closed-end funds, which have historically and primarily traded at discounts, but have traded at premiums from time to time.

Q.	If approved, when will the conversion happen?

A.	The Fund will take steps to begin the discontinuance of the interval fund aspect of operations, including the immediate implementation of an annual repurchase offer policy, upon shareholder approval at the Special Meeting. However, in the event a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Special Meeting to permit further solicitation of proxies. This may delay the close of the conversion and there is no guarantee that the conversion to a listed closed-end fund will take place. Assuming shareholder approval of the Proposal, the Fund intends to proceed with an application to list its shares on the NYSE or other national securities exchange, as soon as reasonably practicable.

Q.	Can I purchase more shares of the Fund prior to the conversion?

A.	Yes, you can purchase additional shares from the Fund prior to the conversion. After conversion, you may purchase additional shares of the Fund on the exchange.

Q.	What will happen if the Fund is not approved for listing on the NYSE or other national securities exchange?

A.	If the Fund is not approved for listing on the NYSE or any other securities exchange, the Fund will continue to operate as an interval fund with annual repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV, but generally expects to offer 20% of the Fund’s shares outstanding at NAV per each annual repurchase offer. While the Fund generally expects to offer 20% per each annual repurchase offer, there can be no assurance that the Fund will repurchase this amount and it could repurchase less each year if the Fund is not approved for listing on the NYSE or other national securities exchange.

Approval to Amend the Investment Advisory Agreement and Investment Sub-Advisory Agreement to Reflect Changes to the Calculation of the Advisory and Sub-Advisory Fees.

Q.	How will the Proposal affect the amount of advisory and sub-advisory fees paid to Destra and Pinhook, respectively?

A.	If approved, the amount of advisory fees and sub-advisory fees paid to Destra and Pinhook, respectively, would be based on “managed assets” instead of net assets. “Managed assets” would be defined to include the total assets of the Fund (including assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Although the proposed change would not change the contractual fee rates, the assets upon which such fees are calculated would be increased to include borrowings and the effect of leveraging the Fund. Therefore, if investment leverage is not used at any time, the proposed change would not result in any change to the amount of the advisory or sub-advisory fees (assuming no change in the Fund’s asset level). If the Proposal is approved and investment leverage is used, the aggregate amount of advisory fees incurred by the Fund (and therefore, incurred by shareholders) would increase, even though the contractual fee rates would remain the same, depending on the Fund’s asset level.

Q:	What are the benefits of the Secondary Market Support Services Agreement?

A.	The services provided under the Secondary Market Support Services Agreement are designed to communicate the investment strategy and investment objective of the Fund to the broader market, with the goal of assisting in the creation of an orderly and informed market. Generally, it is assumed that if there is a broad market of informed participants about a security, it should trade more efficiently and the price discovery should be quicker and with less noticeable gaps between bid and offer.

Q.	What will happen if the Fund is not approved for listing on the NYSE or other national securities exchange?

A.	If the Fund is not approved for listing on the NYSE or other national securities exchange, the Board of Trustees will not move forward with this particular Proposal, and the Fund’s current advisory and sub-advisory fee structures will remain in place.

Approval of Termination and Replacement of Current Expense Limitation Agreement.

Q.	What is an “Expense Limitation Agreement”?

A.	If shareholders approve the proposals to facilitate the listing of the Fund’s shares on the NYSE or other national securities exchange, Destra is seeking shareholder approval to terminate and replace the Fund’s current expense limitation agreement with a new expense limitation agreement.

The Fund’s current expense limitation agreement, which does not expire until November 30, 2021, limits the total operating expenses of each of the Fund’s four existing classes of shares, so such total does not exceed: 1.95% of Class A shares' net assets, 2.45% of Class T shares' net assets, 2.70% of Class C shares' net assets, and 1.70% of Class I shares' net assets, respectively. For further information on the structure of the current expense limitation agreement, please see Proposal 3.

Because at the time of listing, all existing share classes will be merged into one common share class and such share class will have one set of fees and costs going forward, the new expense limitation agreement will limit ordinary operating expenses of that common share class to 0.53% per annum of the Fund’s average daily net assets. It is expected that this will represent a reduction in the fee burden on shareholders of Class A, Class T, and Class C shares, however, Class I shareholders may experience a modest increase. Under the new expense limitation agreement, Destra would agree to reimburse and/or pay or absorb, on a quarterly basis, the ordinary operating expenses (as defined below) of the Fund to the extent that such expenses exceed 0.53% per annum of the for a period of five (5) years from the commencement of the Fund’s listing on the NYSE or other national securities exchange. “Ordinary operating expenses” consist of all ordinary expenses of the Fund, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment management fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, and commitment fees on any leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution fees and/or shareholder servicing fees, if any, (f) acquired fund fees and expenses, and (g) extraordinary expenses (the “New Expense Limitation Agreement”).

Because the current expense limitation agreement does not expire until November 30, 2021, shareholders are being asked to approve its early termination so that the New Expense Limitation Agreement can become effective at the time Fund shares are listed on the NYSE or other national securities exchange.

Q.	What will happen if the Fund is not approved for listing on the NYSE or other national securities exchange?

A.	If the Fund is not approved for listing on the NYSE or other national securities exchange, the Board of Trustees will not move forward with this particular Proposal, and the Fund’s current expense limitation agreement will remain in place.

Approval of Revisions to the Fund’s Fundamental Policy Regarding Concentration in the REIT Industry.

Q.	Why is the Board of Trustees recommending that shareholders vote for the revisions to the Fund’s fundamental policy regarding concentration of investments in the REIT industry to include investments in the broader real estate industry?

A.	The existing fundamental concentration policy mandates that, under normal circumstances, the Fund invest at least 25% of its net assets in securities of companies in the REIT industry. Destra and Pinhook believe that replacing this fundamental concentration policy with a policy under which the Fund will invest at least 25% of its net assets in securities of companies in the real estate industry will allow Destra and Pinhook greater flexibility in seeking attractive investment opportunities for the Fund, while pursuing the Fund’s investment objective.

General Matters.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs ultimately will be borne by Destra.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board of Trustees, including all of the trustees who are not “interested persons” (as defined in the Investment Company 1940 Act (the “1940 Act”)) of the Fund (the “Independent Trustees”) recommend that you vote in favor of each Proposal.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund by 10:00 a.m. Central Time on June 15, 2020.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “record date,” which was May 13, 2020 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

o	Through the Internet. Please follow the instructions on your proxy card.
o	By telephone, with a toll-free call to the phone number indicated on the proxy card.
o	By mailing in your proxy card.
o	In person at the Special Meeting at the offices of the Fund on June 15, 2020.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian

Destra Multi-Alternative Fund

444 West Lake Street, Suite 1700

Chicago, IL 60606-0070

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held June 15, 2020

Destra Multi-Alternative Fund (the “Fund”) will host a Special Meeting of Shareholders on June 15, 2020 at the offices of the Fund, 444 West Lake Street, Suite 1700, Chicago, IL 60606, at 10:00 a.m. Central Time (the “Special Meeting”). This Special Meeting of the Fund is being held so that shareholders can consider the following proposals (collectively, the “Proposals”):

1.	A proposal to eliminate the fundamental policy regarding repurchase offers subsequent to the Fund listing its shares on the New York Stock Exchange (“NYSE”) or other national stock exchange. Further, modifying the policy from requiring the Fund to conduct quarterly repurchase offers, to requiring the Fund to conduct annual repurchase offers, would provide time to position the portfolio for Fund shares to be listed and allow the Fund to pursue its existing investment objective and investment strategy through a structure that better serves shareholders. Approval of an annual repurchase interval would provide Fund managers the flexibility to reduce positions in private funds in advance of listing, while maintaining focus on managing the Fund’s strategy to the benefit of the Fund and its shareholders versus focusing on (and potentially being limited by) any material quarterly outflows. Additionally, in the event that the Fund does not list in a timely fashion, an annual repurchase interval would reduce the need for the Fund to hold cash reserves and liquid securities, or the need to sell illiquid securities, in order to meet quarterly repurchase offers; thereby allowing the Fund to capitalize on its universe of investment opportunities. Annual repurchase offers would continue to be offered for no less than 5% of the Fund’s shares outstanding at net asset value (“NAV”) and are generally expected to be 20% of the Fund’s shares outstanding at NAV per each annual repurchase offer. The Fund’s modified fundamental policy of conducting annual repurchase offers would be eliminated at such time as the Fund’s shares are listed on the NYSE or other national securities exchange. There can be no assurance that Fund shares will be approved for listing on the NYSE or any other securities exchange. While the Fund generally expects to offer 20% per each annual repurchase offer, there can be no assurance that the Fund will repurchase this amount and it could repurchase less each year if the Fund is not approved for listing on the NYSE or other national securities exchange.

2.	A proposal to amend the investment advisory agreement between the Fund and Destra Capital Advisors LLC (“Destra” or the “Adviser”) and the investment sub-advisory agreement among the Fund, Destra and Pinhook Capital, LLC (“Pinhook” or the “Sub-Adviser”), contingent on the Fund listing its shares on the NYSE or other national securities exchange. Upon listing, (i) the amended and restated investment advisory agreement would be revised to reflect the inclusion of borrowing for investment purposes and other financial leverage in the calculation of advisory fees and (ii) Destra would begin to receive a separate 10 basis point fee, calculated and paid on managed assets, for services provided to the Fund under a Secondary Market Support Services Agreement. The amended and restated sub-advisory agreement would also be revised to reflect the inclusion of borrowing for investment purposes and other financial leverage in the calculation of sub-advisory fees. If the Proposal is approved and investment leverage is used, the aggregate amount of advisory fees incurred by the Fund (and therefore, incurred by shareholders) would increase, even though the contractual fee rates would remain the same, depending on the Fund’s asset level.

3.	A proposal to approve the early termination and replacement of the Fund’s current expense limitation, with an expense limitation agreement with a term of five (5) years, between the Fund and Destra, that would limit the total non-management and non-investment fees that the Fund may pay to 0.53%, contingent on the Fund listing its shares on the NYSE or other national securities exchange. The Fund's current expense limitation agreement limits each share class' total operating expenses after fee waiver and/or reimbursement so such total does not exceed: 1.95% of Class A shares' net assets, 2.45% of Class T shares' net assets, 2.70% of Class C shares' net assets, and 1.70% of Class I shares' net assets, respectively. For further information on the structure of the current expense limitation agreement, please see Proposal 3.

4.	A proposal to revise the Fund’s fundamental policy regarding concentration of investments in the real estate investment trust (“REIT”) industry to include investments in the broader real estate industry.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record of the Fund at the close of business on the record date, May 13, 2020 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about June 1, 2020 to such shareholders of record.

By Order of the Board of Trustees,

Nicholas Dalmaso

Chairman and Trustee

May 29, 2020

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Destra Multi-Alternative Fund

444 West Lake Street, Suite 1700

Chicago, IL 60606-0070

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

June 15, 2020

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board of Trustees”) of Destra Multi-Alternative Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description
1	Approval of modifying the quarterly repurchase offers to annual repurchase offers and the subsequent elimination of the Fund’s fundamental policy of conducting annual repurchase offers.
2	Approval of amended and restated advisory and sub-advisory agreements for the Fund to reflect a change in the calculation of advisory and sub-advisory fees.
3	Approval of the early termination and replacement of the Fund’s current expense limitation agreement with an expense limitation agreement that would limit the total non-management and non-investment fees that the Fund may pay to 0.53% for a period of five (5) years, contingent on the Fund listing its shares on the New York Stock Exchange (“NYSE”) or other national securities exchange.
4	Approval of revision to Fund’s fundamental policy to concentrate in the real estate investment trust (“REIT”) industry.

You will find this proxy statement divided into seven parts:

Part 1	Provides details on the proposal to modify and subsequently eliminate the Fund’s fundamental policy of conducting repurchase offers, to facilitate the Fund listing its shares on the NYSE or other national securities exchange (see page 5)
Part 2	Provides details on the proposal to amend the Fund’s advisory and sub-advisory agreements to reflect a change in the calculation of advisory and sub-advisory fees, subject to the Fund listing its shares on the NYSE or other national securities exchange (see page 8)
Part 3	Provides details on the proposal to approve the early termination and replacement of the Fund’s current expense limitation agreement with an expense limitation agreement that would limit the total non-management and non-investment fees that the Fund may pay to 0.53% for a period of five (5) years, contingent on the Fund listing its shares on the NYSE or other national securities exchange (see page 18)
Part 4	Provides details on the proposal to revise the Fund’s fundamental policy to concentrate in the REIT industry (see page 20)
Part 5	Provides information about ownership of shares of the Fund (see page 22)
Part 6	Provides information on proxy voting and the operation of the Special Meeting (see page 23)
Part 7	Provides information on other matters (see page 25)

Please read the proxy statement before voting on the proposals. Please call toll-free at 1-877-478-5044 if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about June 1, 2020.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may obtain a copy of a report through the Fund’s website at www.destracapital.com. You may also request a report by calling toll-free at 844-9DESTRA (933-7872).

Important Notice Regarding the Availability of Materials

for the Shareholder Meeting to be Held on June 15, 2020

The proxy statement for the Special Meeting is available at https://vote.proxyonline.com/DestraCapital/docs/MultiAlternativeFund.pdf

PART 1

DESCRIPTION OF PROPOSAL 1

APPROVAL OF MODIFICATION AND SUBSEQUENT ELIMINATION OF FUND’S FUNDAMENTAL POLICY OF CONDUCTING REPURCHASE OFFERS, TO FACILITATE LISTING ON THE NYSE or other national securities exchange

Background

Since it commenced investment operations, the Fund has operated as an interval fund. As an interval fund, the Fund has made quarterly repurchase offers to shareholders, and the Fund has adopted a fundamental policy to make quarterly repurchase offers for no less than 5% of the Fund’s NAV less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements. However, there was no guarantee that shareholders would be able to sell all of the shares they desire in a quarterly repurchase offer. Upon recommendation by Destra, the Board of Trustees agreed that increasing liquidity would be in the best interests of shareholders.

Destra and the Board of Trustees carefully considered the following options: (i) sell the Fund’s investment portfolio, distribute proceeds to shareholders and close the Fund; (ii) merge with another Fund that would provide enhanced liquidity; or (iii) list the Fund on an exchange to provide secondary market liquidity to shareholders.

Destra believes that listing the Fund on the NYSE or another national securities exchange would enhance shareholder liquidity by providing a secondary market for Fund shares, and would also allow the Fund to fully pursue its investment objective and potentially reduce operating expenses. Destra also believes that listing would benefit shareholders by eliminating the need for the Fund to hold cash reserves and liquid securities, or the need to sell illiquid securities, in order to meet quarterly repurchase offers. In other words, the Fund could be more fully invested in its investment strategy.

Consequently, the Fund seeks approval to modify the fundamental policy regarding repurchase offers from requiring the Fund to conduct quarterly repurchase offers, to requiring the Fund to conduct annual repurchase offers. Annual repurchase offers would continue to be offered for no less than 5% of the Fund’s shares outstanding at NAV and are generally expected to be 20% of the Fund’s shares outstanding at NAV per each annual repurchase offer. However, moving to annual repurchase offers, would provide time to position the portfolio for Fund shares to be listed on the NYSE or other national securities exchange, as such modification will provide Fund managers the flexibility to reduce positions in private funds while maintaining focus on managing the Fund’s strategy to the benefit of the Fund and its shareholders versus focusing on (and potentially being limited by) any material quarterly outflows. The Fund’s modified fundamental policy of conducting annual repurchase offers would be eliminated at such time as the Fund’s shares are listed on the NYSE or other national securities exchange. While the Fund generally expects to offer 20% per each annual repurchase offer, there can be no assurance that the Fund will repurchase this amount and it could repurchase less each year if the Fund is not approved for listing on the NYSE or other national securities exchange.

If shareholders approve this Proposal, the Fund will immediately transition to making annual repurchase offers and intends to take all necessary steps to list its shares on the NYSE or other national securities exchange. If approved, the next repurchase offer is expected to occur in April 2021, unless listing on the NYSE or other national securities exchange occurs first. If shareholders do not approve the proposal, the Board of Trustees will consider other options, including closing and liquidating the Fund.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote for the approval of the modification of the Fund’s fundamental policy of conducting quarterly repurchase offers to instead conduct an annual repurchase offer and, contingent on the Fund listing its shares on the NYSE or other national securities exchange, the subsequent elimination of the Fund’s fundamental policy of conducting repurchase offers.

In making this recommendation, the Board of Trustees considered and evaluated various alternatives for enhancing shareholder liquidity in the Fund and factors related to each of those alternatives, including:

•	Liquidity provided under the Fund’s existing policy of conducting quarterly repurchase offers. The Board of Trustees noted various challenges and limitations in conducting quarterly repurchase offers, including the possibility that repurchase offers are oversubscribed by shareholders and the fact that the Fund may be required to hold cash reserves and liquid securities, or sell illiquid securities at unfavorable times or prices, in order to fund quarterly repurchases. The Board noted that these limitations may adversely affect management of the Fund’s portfolio in accordance with its existing investment objective and investment strategy;

•	The possible merger of the Fund with another fund. The Board of Trustees took note of information provided by Destra regarding limited merger opportunities for the Fund, particularly in light of its size and the nature of its portfolio. The Board of Trustees also noted the time, cost and uncertainty of pursuing a merger;

•	Selling the Fund’s assets, distributing proceeds to shareholders and closing the Fund. The Board of Trustee’s noted that a sale of assets and liquidation of the Fund would prevent shareholders from realizing the potential benefits of pursuing the investment objectives and investment strategies of the Fund;

•	Listing the Fund shares on the NYSE or another national securities exchange. The Board of Trustees noted that an exchange listing has the potential to (i) enhance shareholder liquidity by providing a secondary market for Fund shares and (ii) allow portfolio managers to fully invest the Fund’s assets without reserving cash or being required to sell illiquid securities to fund repurchases, thereby allowing the portfolio managers to better implement the Fund’s investment strategy. The Board of Trustees also considered that one or more of the potential benefits to an exchange listing may not be realized. In particular, the Board of Trustees considered certain information provided by Destra concerning trading volume and trading prices of other small exchange-traded closed-end funds and noted that trading volume may be limited and shares are likely to trade at a discount to NAV;

•	Modifying the repurchase offer policy to facilitate listing on the NYSE or other national securities exchange. The Board of Trustees considered the extent to which moving to annual repurchase offers may facilitate an exchange listing. The Board of Trustees noted that elimination of quarterly repurchase offers would (i) allow the portfolio to be managed more effectively towards its existing investment objective and investment strategy versus towards funding quarterly repurchase offers, (ii) maintain Fund assets at a level that is more likely to support favorable trading volume and trading prices and (iii) position the Fund for listing on the NYSE or other national securities exchange by reducing its investments in private funds; and

•	Eliminating repurchase offers following Listing. The Board of Trustees noted that interval funds conduct repurchase offers in order to provide shareholder liquidity because they do not trade on an exchange or typically in any other secondary market. The Board of Trustees noted that, following a listing of Fund shares on the NYSE or other national securities exchange, repurchase offers would be unnecessary and inconsistent with the Fund’s status as an exchange-traded fund.

Based on the considerations described above, the Trustees concluded that (i) a listing of Fund shares on the NYSE or other national securities exchange has the potential to enhance shareholder liquidity by providing a secondary market for the shares, (ii) moving from quarterly to annual repurchase offers will facilitate such a listing and (iii) these changes may allow the Fund to more fully pursue its investment objective by avoiding the need for the Fund to hold cash reserves and liquid securities, or the need to sell illiquid securities, in order to meet quarterly repurchase offers.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the modification of and contingent on the Fund listing its shares on the NYSE or other national securities exchange, the subsequent elimination of the Fund’s fundamental policy of conducting repurchase offers.

Required Vote

Approval of the proposal to modify the Fund’s fundamental policy of conducting quarterly repurchase offers and subsequently eliminate the modified fundamental policy of conducting annual repurchase offers, will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the PROPOSAL TO Modify and SUBSEQUENTLY ELIMINATE THE FUND’S FUNDAMENTAL POLICY OF CONDUCTING REPURCHASE OFFERS, TO FACILITATE THE FUND’S LISTING ON THE NYSE or other national securities exchange.

If shareholders approve this proposal, the Fund will immediately transition to making annual repurchase offers and intends to take all necessary steps to list its shares on the NYSE or other national securities exchange. If shareholders do not approve the proposal, the Board will consider other options, including closing and liquidating the Fund.

PART 2

DESCRIPTION OF PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED ADVISORY AND SUB-ADVISORY AGREEMENTS TO REFLECT A CHANGE IN THE CALCULATION OF ADVISORY AND SUB-ADVISORY FEES

Introduction

The Board of Trustees recommend that shareholders approve an amended and restated advisory agreement between the Fund and Destra (the “A&R Advisory Agreement”) and an amended and restated sub-advisory agreement among the Fund, Destra and Pinhook (the “A&R Sub-Advisory Agreement” and together with the A&R Advisory Agreement, the “A&R Agreements”), contingent on the Fund listing its shares on the NYSE or other national securities exchange, to provide for investment leverage, including borrowing for investment purposes, in the calculation of the advisory and sub-advisory fees.

If Proposal 2 is approved and the Fund’s shares are listed on the NYSE or other national securities exchange: (i) the A&R Advisory Agreement would provide for investment leverage, including borrowing for investment purposes, in the calculation of the advisory fees; (ii) Destra would begin to receive a separate 10 basis point fee, calculated and paid on managed assets, for services provided to the Fund under a Secondary Market Support Services Agreement; and (iii) the A&R Sub-Advisory Agreement would be revised to reflect the inclusion of borrowing for investment purposes and other financial leverage in the calculation of sub-advisory fees.

The current method for calculating advisory and sub-advisory fees does not take into account the Fund’s use of leverage. Under the A&R Agreements, the contractual advisory fee rate payable by the Fund to Destra and the contractual sub-advisory fee rate payable by Destra to Pinhook would remain the same but would be calculated to take leverage into account. As a result, the aggregate amount of advisory fees incurred by the Fund (and therefore, incurred by shareholders) would increase if leverage is used.

Current Calculation of Fees under the Existing Advisory and Sub-Advisory Agreements

Pursuant to the existing advisory agreement, Destra is entitled to a management fee, calculated and payable monthly in arrears, at the annual rate of 1.35% of the Fund’s average daily net assets during such period.

Pursuant to the existing sub-advisory agreement, Pinhook is entitled to receive an annual sub-advisory fee from Destra equal to 50% of the net revenue received by Destra after fee waivers, subject to a maximum sub-advisory fee of 0.675% of the Fund’s average daily net assets. Pinhook is paid by Destra out of the advisory fee Destra is paid by the Fund.

Proposed Calculation of Advisory and Sub-Advisory Fees

Proposal 2 seeks to revise the calculation of the advisory fee, and thus the sub-advisory fee, from “net assets” to “managed assets.” “Managed assets” would be defined to include the total assets of the Fund (including assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

Although the proposed change would not change the contractual fee rates based on the Fund’s current assets, the assets upon which such fees are calculated would be increased to include borrowings and the effect of leveraging the Fund. If investment leverage is not used, the proposed change would not result in any change to the amount of the advisory fees, and thus the sub-advisory fees, (assuming no change in the Fund’s asset level). If investment leverage is used, the aggregate amount of advisory fees incurred by the Fund would increase, even though the contractual fee rates would remain the same, depending on the Fund’s asset level. The proposed change may provide Destra and Pinhook with an incentive to increase the managed assets by borrowing and, thus, Destra and Pinhook may have differing interests from the Fund in determining whether the Fund’s assets should be leveraged. The Board of Trustees will monitor this potential conflict of interest to ensure that the use of leverage is beneficial to the Fund and its shareholders. If the Proposal is approved and investment leverage is used, the aggregate amount of advisory fees incurred by the Fund (and therefore, incurred by shareholders) would increase, even though the contractual fee rates would remain the same, depending on the Fund’s asset level.

Without the proposed change to the advisory and sub-advisory fee structure, however, there may be a disincentive for Destra and Pinhook to utilize leverage in managing the Fund’s assets. For this reason, it is commonplace in the closed-end fund industry for investment advisers to be compensated upon the assets they manage rather than net assets. The size of the Fund that Destra and Pinhook manage when the Fund utilizes leverage through borrowings is larger, and as a result of managing a larger fund, Destra and Pinhook may face increased management, administration and compliance costs and responsibilities. However, under the existing advisory and sub-advisory agreements, if the Fund utilizes leverage, the fees paid to Destra by the Fund and the fees paid to Pinhook by Destra would not increase and would no longer be directly aligned with the size of the Fund.

The Board of Trustees believes that it is appropriate to align the size of the Fund with Destra’s and Pinhook’s costs proportionally with the compensation paid to Destra and Pinhook and that Destra’s and Pinhook’s compensation should accurately reflect the full size and scope of the Fund’s portfolio. Accordingly, shareholders are being asked to approve the A&R Agreements, which calculates Destra’s advisory fees, and thus Pinhook’s sub-advisory fees, based on “managed assets,” which include assets attributable to money borrowed for investment purposes. To the extent the Fund borrows money, the use of such leverage may enhance the Fund’s returns, but it may also magnify potential losses. To the extent leverage is utilized, Destra and/or Pinhook expend additional resources in managing the amounts borrowed, and leverage also increases the complexity of the administrative responsibilities of Destra and/or Pinhook in connection with securing and monitoring this leverage for the Fund. The Board of Trustees believes it is appropriate to compensate Destra and Pinhook for the effort and resources necessary to manage the amount of leverage.

At the Special Meeting, shareholders will be asked to approve the A&R Agreements. A blackline of the existing advisory agreement, marked to show changes relevant to the Proposal, as well as certain clerical updates (e.g. the name of the Fund) is set forth on Exhibit A to this Proxy Statement. If Proposal 2 is approved by shareholders, the A&R Advisory Agreement would replace the Fund’s existing advisory agreement.

A blackline of the existing sub-advisory agreement, marked to show changes relevant to the Proposal, as well as certain clerical updates (e.g. the name of the Fund) is set forth on Exhibit C to this Proxy Statement. If Proposal 2 is approved by shareholders, the A&R Sub-Advisory Agreement would replace the existing sub-advisory agreement.

Secondary Market Support Services Agreement

Upon listing on the NYSE or other national securities exchange, the Fund will enter into a Secondary Market Support Services Agreement with Destra, whereby Destra will receive a separate 10 basis point fee, calculated and paid on managed assets, to provide services designed to communicate the investment strategy and investment objective of the Fund to the broader market. Destra believes that secondary market support services is critical to encourage the visibility of the Fund to demonstrate that it is a viable, tradable option to the both the retail and institutional markets.

Advisory and Sub-Advisory Fees

The aggregate amount of advisory fees that the Fund paid to Destra during the fiscal year ended February 29, 2020 was $1,361,134. If the A&R Agreements had been in effect during that period, the aggregate amount of the advisory fees for the same period would have been $1,954,786, resulting in a 43.61% increase in fees. The aggregate amount of sub-advisory fees that Destra paid to Pinhook during the fiscal year ended February 29, 2020 was $680,567. If the A&R Agreements had been in effect during that period, the aggregate amount of the sub-advisory fees for the same period would have been $977,393, resulting in a 43.61% increase in fees.

The following table shows the Fund’s expenses expressed as a percentage of average assets: (i) based on actual expenses incurred during the fiscal year ended February 29, 2020 under the existing advisory agreement and (ii) on a pro forma basis as if the A&R Agreements had been in effect during the fiscal year, based on the Fund’s estimated borrowing on a going forward basis. Upon conversion to an exchange-traded closed-end fund, the Fund will offer only one class of shares. As such, the “Actual Expenses” and “Pro Forma Expenses” tables reflect information for Class I Shares, which is considered to be the class most similar to the class to be offered on the exchange.

ACTUAL EXPENSES

Class I
Annual Fund Expenses(1) (as a percentage of average net assets attributable to Shares)
Management Fee	1.35%
Interest Payments on Borrowed Funds(2)	0.87%
Other Expenses
Shareholder Servicing Fee	None
Distribution Fee	None
Remaining Other Expenses	0.76%
Acquired Fund Fees and Expenses(3)	1.57%
Total Annual Fund Operating Expenses	4.55%
Fee Waiver and/or Expense Reimbursement(4)	(0.41)%
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)(4)	4.14%

PRO FORMA EXPENSES

Class I
Annual Fund Expenses(1) (as a percentage of average net assets attributable to Shares)
Management Fee (5)	1.75%
Interest Payments on Borrowed Funds(6)	0.84%
Other Expenses
Shareholder Servicing Fee	None
Distribution Fee	None
Investor Support and Secondary Market Support Services Fee(7)	0.13%
Remaining Other Expenses	0.55%
Acquired Fund Fees and Expenses(3)	1.57%
Total Annual Fund Operating Expenses	4.84%
Fee Waiver and/or Expense Reimbursement(8)	(0.15)%
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)(8)	4.69%

(1)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because this fee table reflects only the direct operating expenses incurred by the Fund and not Acquired Fund Fees and Expenses.

(2)	Interest Payments on Borrowed Funds are based on estimated amounts for the current fiscal year.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including private funds, but does not include REITs.

(4)

Destra has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least November 30, 2021, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.70% for Class I shares net assets (the “Expense Limitation”). In consideration of Destra’s agreement to limit the Fund’s expenses, the Fund has agreed to repay Destra pro rata in the amount of any Fund expense paid or waived by it, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current Expense Limitation, if any, and the Expense Limitation that was in effect at the time when Destra reimbursed, paid or absorbed the ordinary operating expenses that are the subject of the repayment, to be exceeded. Destra may not terminate the Expense Limitation Agreement during the initial term. After the initial term, either the Board or Destra may terminate the Expense Limitation Agreement upon 60 days’ written notice.

(5)

The pro forma management fee is calculated and payable quarterly in arrears at the annual rate of 1.35% of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The management fee shown in the table above is higher than the contractual rate because the management fee in the table is calculated as a percentage of average net assets, rather than managed assets. Because the pro forma management fee is based on the Fund’s average daily managed assets, the Fund’s use of leverage, if any, will increase the management fee and the sub-advisory fee paid to Destra and Pinhook, respectively.

(6)

Assumes the Fund uses Financial Leverage in an amount equal to 30% of the Fund’s Managed Assets at an annual interest rate to the Fund as of April 30, 2020 of 2.78%. The cost associated with such Financial Leverage is borne entirely by shareholders.

(7)	The Fund has retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Fund. The Fund pays the Adviser a service fee, payable monthly in arrears, in an annual amount equal to 0.10% of the Fund’s average daily Managed Assets.

(8)	The pro forma Fee Waiver and/or Expense Reimbursement assumes the implementation of the new expense limitation agreement upon listing of the Fund’s Shares. See Proposal 3. Destra agrees with the Fund to reimburse and/or pay or absorb, on a quarterly basis, the ordinary operating expenses (as defined below) of the Fund to the extent that such expenses exceed 0.53% per annum of the Fund’s average daily net assets. “Ordinary operating expenses” consist of all ordinary expenses of the Fund, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment management fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, and commitment fees on any leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution fees and/or shareholder servicing fees, if any, (f) acquired fund fees and expenses, and (g) extraordinary expenses. Recoupment by the Adviser of any waiver or reimbursement within three years from the date of the waiver is allowed, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. The agreement is terminable only by the Board of Trustees upon sixty (60) days’ written notice to the Adviser.

The following examples demonstrate the projected dollar amount of total expenses that would be incurred over various periods with respect to a $1,000 investment assuming the Fund’s direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above and Shares earn a 5.0% annual return, on an actual and on a pro forma basis as if the A&R Agreements had been in effect during the fiscal year ended February 29, 2020 (the example assumes the Fund’s current Expense Limitation will remain in effect until November 30, 2021) and the Pro Forma assumes the expense limitation contemplated in Proposal 3 is effective:

ACTUAL

Share Class	1 Year	3 Years	5 Years	10 Years
Class I	$42	$134	$227	$463

PRO FORMA

Share Class	1 Year	3 Years	5 Years	10 Years
Class I	$47	$141	$237	$477

The contractual rates of the advisory fee payable by the Fund to Destra, and the actual advisory fee rates paid to Destra by the Fund for the fiscal year ended February 29, 2020, is set forth in Exhibit B. The dates on which the existing advisory agreement was most recently (i) approved by the Board of Trustees; and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit B.

The contractual rates of the sub-advisory fee payable to Pinhook, and the actual sub-advisory fee rates paid to Pinhook by Destra for the fiscal year ended February 29, 2020, is set forth in Exhibit D. The date on which the existing sub-advisory agreement was most recently (i) approved by the Board of Trustees and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit D.

Terms of the Investment Advisory Agreement and Investment Sub-Advisory Agreement

If approved at the Special Meeting, the A&R Agreements will become effective upon the Fund’s listing on NYSE or other national securities exchange. If the A&R Agreements are not approved, the fee structures under the existing advisory agreement and existing sub-advisory agreement will remain in effect.

Information About Destra

Destra is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Destra has responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. The principal office of Destra is located at 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. As of September 30, 2019, Destra had approximately $458 million in assets under management. Destra is a wholly-owned subsidiary of Destra Capital Management, LLC (“DCM”), a sponsor of investment funds, located at 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. DCM is controlled by Continuum Funds Holdings, LLC. Continuum is an affiliate of Continuum Capital Managers LLC, a multi-boutique asset manager that makes equity investments in investment advisers, located at 265 Franklin Street, 4th Floor, Boston, Massachusetts 02110.

Destra does not manage any other funds with similar investment strategies and objectives to the Fund’s.

Advisory Services. The existing advisory agreement states that the Fund employs Destra, subject to the control of the Board of Trustees of the Fund, in compliance with such policies as the Board of Trustees may from time to time establish and in compliance with the objectives, policies and limitations for the Fund, to continuously review, supervise and (where appropriate) administer the investment program of the Fund, to (i) determine in its discretion the securities to be purchased, held, sold or exchanged; (ii) provide the Fund with records concerning Destra’s activities which the Fund is required to maintain; and (iii) render regular reports to the Fund’s officers and trustees concerning Destra’s discharge of its responsibilities. The existing advisory agreement states that Destra may hire (subject to the approval of the Board of Trustees) and supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund.

Fund Transactions. The existing advisory agreement provides that Destra is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution” considering the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information (“SAI”), and that Destra will promptly communicate to the officers and Board of Trustees such information relating to portfolio transactions as they may reasonably request. The existing advisory agreement also provides that Destra will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under the advisory agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s prospectus and SAI.

Compensation of Destra. If the Fund’s shares are listed on the NYSE or other national securities exchange and shareholders approve the proposed changes to the calculation of the advisory fee, as described below, the amount of advisory fees paid to Destra would be based on “managed assets” instead of net assets. Please see Exhibit A to this Proxy Statement for a blackline setting forth the proposed changes.

Duration and Termination. The existing advisory agreement will continue for an initial two year term and may be continued for successive annual periods upon the approval of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), voting separately. The existing advisory agreement provides that it will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The existing advisory agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to Destra, or by Destra at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. The existing advisory agreement provides that the agreement will automatically and immediately terminate in the event of its assignment.

Payment of Expenses. Destra is responsible for the payment of certain expenses, and the Fund is generally otherwise responsible for the payment of its own expenses. If Destra has agreed to limit the operating expenses of the Fund, Destra is also responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

Limitation of Liability. Destra will not be liable for any error of judgment, mistake of law or for any act or omission in connection with the performance of services to the Fund, except as otherwise may be provided under provisions of applicable law, and except for a loss resulting from Destra’s willful misfeasance, gross negligence or reckless disregard in the performance of its duties under the agreement. The Fund will indemnify Destra to the fullest extent permitted by law against any liability or expense that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of Destra’s willful misfeasance, bad faith or reckless disregard of its obligations to the Fund. Destra will indemnify the Fund and all controlling persons of the Fund to the fullest extent permitted by law against any liability or expense that arises in connection with the performance of services to Destra, so long as the liability and expense is not incurred by reason of the person’s willful misfeasance, gross negligence, or reckless disregard of its obligations to Destra.

Expense Agreements

Destra and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which, until November 30, 2021, Destra has agreed to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including, for example, options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.95% of Class A shares’ net assets, 2.45% of Class T shares’ net assets, 2.70% of Class C shares’ net assets, and 1.70% of Class I shares’ net assets (the “Expense Limitation”). In consideration of Destra’s agreement to limit the Fund’s expenses, the Fund has agreed to repay Destra pro rata in the amount of any Fund expense paid or waived by it, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current Expense Limitation, if any, and the Expense Limitation that was in effect at the time when Destra reimbursed, paid or absorbed the ordinary operating expenses that are the subject of the repayment, to be exceeded. Destra may not terminate the Expense Limitation Agreement during the initial term. After the initial term, either the Board or Destra may terminate the Expense Limitation Agreement upon 60 days’ written notice. Please see Proposal 3 for additional information regarding a proposal to approve an expense limitation agreement, contingent on listing of Fund shares on the NYSE or other national securities exchange.

Additional Information Pertaining to Destra

The following table sets forth the name, position and principal occupation of each current executive officer of Destra as of May 15, 2020. Each individual’s address is c/o Destra Capital Advisors LLC, 444 West Lake Street, Suite 1700, Chicago, IL 60606-0070.

Name	Principal Occupation at Destra
Robert Watson	President
Jane Hong Shissler	General Counsel

During the Fund’s last fiscal year, the Fund paid a base fee to its Chief Compliance Officer, who is an employee of Destra. The Fund did not pay any amounts to Destra or any other affiliated person of Destra for services to the Fund (other than pursuant to the existing advisory agreement).

There were no brokerage commissions paid by the Fund to affiliated brokers of Destra for the fiscal year ended February 29, 2020.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Destra or any person controlling, controlled by or under common control with Destra. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended February 29, 2020, to which Destra was a party.

Information About Pinhook

Pinhook was established in June 2011 for the purpose of providing investment management services to institutional investors such as the Fund. Pinhook is located at 13520 Evening Creek Drive N., Suite 300, San Diego, CA 92128. As of May 31, 2019, Pinhook had approximately $478 million in assets under management. Pinhook uses both a quantitative screening process and a qualitative selection process when selecting securities for investment by the Fund in connection with the Fund’s strategy. An optimized asset allocation model is used to quantify targeted exposure ranges for various alternative sectors. Pinhook manages investments over a long-term time horizon, while being mindful of the historical context of the markets. Pinhook employs a regimen of quantitative and qualitative criteria to arrive at a universe of investments, which it considers to be “best-of-breed.”

Pinhook does not manage any other funds with similar investment strategies and objectives to the Fund’s.

Terms of the Existing Sub-Advisory Agreement

Sub-Advisory Services. Pinhook manages the investment and reinvestment of such portion of the Fund’s assets as Destra from time to time allocates to Pinhook for management (the “Sub-Advised Assets”), as well as vote on all proxies related to the Sub-Advised Assets. In furnishing its services, Pinhook will furnish its services to the Fund in accordance with the following: (i) the Fund’s declaration of trust, by-laws and/or other governing documents; (ii) the currently effective registration statement; (iii) the 1940 Act and Advisers Act and the rules thereunder and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted by the Board of Trustees; and (v) the instructions of Destra.

Supplemental Arrangements. Pinhook may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed under the agreement, provided that no such person may perform services with respect to the Fund that would constitute an assignment or require a written advisory contract pursuant to the 1940 Act.

Compensation of Pinhook. Destra pays Pinhook a sub-advisory fee out of its management fee that it receives from the Fund. However, if the Fund’s shares are listed on the NYSE or other national securities exchange and shareholders approve the proposed changes to the calculation of the advisory and sub-advisory fees, as described above, the amount of sub-advisory fees payable to Pinhook would be based on “managed assets” instead of net assets. Please see Exhibit C to this Proxy Statement for a blackline setting forth the proposed changes.

Duration and Termination. The agreement will continue in effect for an initial term of two years, provided that the agreement may continue in effect for a period of more than two years from its effective date only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such an event such continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

The agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to Destra and Pinhook, or by Pinhook or Destra on sixty (60) days’ written notice to the Fund and the other party. The agreement automatically terminates, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event that the investment management agreement between Destra and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. The agreement also terminates upon written notice to the other party that the other party is in material breach of the agreement, unless the party in material breach cures the breach to the reasonable satisfaction of the other party within thirty (30) days after written notice.

Expenses. The agreement provides that Pinhook will furnish, at its own expense: (i) all necessary facilities (including office space, furnishings and equipment) and personnel, including salaries, expenses and fees of any personnel required for Pinhook to perform its duties under the agreement; and (ii) administrative facilities, including bookkeeping and all equipment necessary for the performance of Pinhook’s duties.

Limitation of Liability. Neither Pinhook or its affiliates will be liable for any losses, claims, damages, liabilities or litigation incurred or suffered by Destra or the Fund as a result of any error of judgment or mistake of law by Pinhook or its affiliates with respect to the Fund. Pinhook will indemnify the Fund, Destra and their affiliates against any losses, claims, damages, liabilities or litigation arising under law based on any willful misconduct, bad faith, reckless disregard or gross negligence of Pinhook in the performance of its duties under the agreement or any untrue statement of a material fact contained in any registration statement, proxy materials, advertisements, sales literature, or other materials for the Fund or the omission to state therein a material fact known to Pinhook that was required to be stated therein or necessary to make the statements contained therein not misleading, if such statement or omission was made in reliance upon written information furnished to Destra or the Fund by Pinhook. The agreement contains a reciprocal provision with respect to the indemnification and limitation of liability for Pinhook.

Additional Information Pertaining to Pinhook

The following table sets forth the name, position and principal occupation of each current executive officer of Pinhook as of May 15, 2020. Each individual’s address is c/o Pinhook Capital, LLC, 13520 Evening Creek Drive N., Suite 300, San Diego, CA 92128.

Name	Principal Occupation at Pinhook
Raymond J. Lucia, Jr.	Chief Executive Officer
Joseph P. Lucia	President
Mark C. Scalzo	Chief Investment Officer, Portfolio Manager

During the Fund’s last fiscal year, the Fund did not pay any amount to Pinhook or any affiliated person of Pinhook for services provided to the Fund (other than pursuant to the existing sub-advisory agreement).

During the fiscal year ended February 29, 2020, the Fund paid $2,794.43 in brokerage commissions to Lucia Securities, LLC, an affiliated broker of Pinhook.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Pinhook or any person controlling, controlled by or under common control with Pinhook. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended February 29, 2020, to which Pinhook was a party.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees has approved and is recommending that shareholders vote for the approval of the A&R Agreements. In making such approval and recommendation, the Board of Trustees considered its duties under the 1940 Act as well as under the general principles of state law; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the various factors to be considered by a board in voting on such agreements. The Board of Trustees also consulted with independent legal counsel to the Trustees (“Independent Counsel”), who advised the Board of Trustees on the legal standards for consideration of the A&R Agreements and otherwise assisted the Board of Trustees in its deliberations.

Prior to approving the A&R Agreements, the Board of Trustees requested, received and evaluated extensive information and materials about Destra, Pinhook and their relationships with the Fund. The Board of Trustees considered a variety of factors and reviewed a significant amount of information in connection with its consideration and approval of the A&R Agreements. Factors considered by the Board of Trustees included, among other things, (i) the nature, extent and quality of services provided to the Fund; (ii) investment performance of the Fund; (iii) fees and expenses of the Fund relative to fees and expenses of comparable funds; (iv) the profitability of Destra’s and Pinhook’s relationship with the Fund; (v) economies of scale; (vi) other benefits to Destra and Pinhook.

The summary set forth below of the Board of Trustee’s deliberations and its consideration of various factors is not intended to be exhaustive but, rather, to highlight a number of the key factors considered. The determination to approve the A&R Agreements was made on the basis of each Trustee’s business judgment after consideration of all information presented and reviewed by the Board of Trustees. In its deliberations, the Board of Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Board of Trustees considered all information available to them.

Nature, Extent and Quality of Services

The Board of Trustees reviewed and considered the nature and extent of the investment advisory services provided by Destra and Pinhook to the Fund, including the selection of Fund investments. The Board of Trustees also reviewed and considered the nature and extent of the non-advisory, administrative services provided by Destra and Pinhook. The Board of Trustees noted Destra’s experience providing secondary market services for listed closed-end funds and its ability to perform those services for the Fund following a listing of its shares on the NYSE or other national securities exchange.

The Board of Trustees reviewed and considered the qualifications of the key personnel of Destra and Pinhook who provide investment advisory and/or administrative services to the Fund. The Board of Trustees determined that the Destra and Pinhook key personnel are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board of Trustees also took into account Destra’s and Pinhook’s respective compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board of Trustees concluded that the overall quality of the advisory and administrative services provided by Destra and Pinhook was satisfactory.

Investment Performance of the Fund

The Board of Trustees considered the investment experience of Destra and Pinhook personnel. The Board of Trustees reviewed performance of the Fund over various time periods. The Board of Trustees compared Fund performance against a peer group of nine other funds with similar investment strategies over various time periods. The Board of Trustees concluded that performance of the Fund over the time periods reviewed was satisfactory.

Fees and Expenses Relative to Comparable Funds

The Board of Trustees considered the Fund’s advisory and sub-advisory fee rates and other Fund expenses under its existing advisory and sub-advisory agreements, net of fee waivers and/or expense reimbursements under its existing Expense Limitation Agreement. It compared those advisory fee rates and fund expenses against the pro forma advisory fees and expenses that would be paid by the Fund, net of fee waivers and/or expense reimbursements, assuming approval of the Amendments and approval of the proposed new Expense Limitation Agreement.

The Board of Trustees evaluated the Fund’s current and pro forma advisory and sub-advisory fees and total expenses against various comparative data, including data for a peer group of nine other funds with similar investment strategies.

The Board of Trustees also considered the extent to which paying advisory and sub-advisory fees based on “managed assets” rather than “net assets” more accurately reflects the size and scope of the Fund’s portfolio and therefore the resources expended by Destra and Pinhook in managing that portfolio. The Board of Trustees also noted that the A&R Agreements, by paying advisory fees on “managed assets” rather than “net assets,” may create an incentive to leverage the portfolio, which may or may not be in the best interest of the Fund.

Based on the considerations described above, the Board of Trustees concluded that the advisory fees under the A&R Agreements were reasonable in light of the services to be provided by Destra and Pinhook.

Profitability of Destra and Pinhook

The Board of Trustees considered information related to Destra’s and Pinhook’s estimated profitability from their management of the Fund during certain time periods under the A&R Agreements. The Board of Trustees evaluated estimated profitability against profit margins that have been found by courts to be reasonable under applicable securities laws. The Board of Trustees determined that the advisory fees under the A&R Agreements were reasonable in light of the profitability of Destra and Flaherty.

Economies of Scale

The Board of Trustees considered the potential for Destra and Pinhook to realize certain economies of scale. The Board of Trustees concluded that Destra and the Adviser have not realized economies of scale that could be shared with the Fund or its shareholders and that such economies of scale are not likely to be achieved in the foreseeable future. The Board of Trustees concluded that the advisory fees under the A&R Agreements were reasonable in light of anticipated economies of scale.

Other Benefits

The Board of Trustees also considered other benefits potentially received by Destra and Pinhook from their management of the Fund, including, without limitation, cross selling opportunities and certain marketing efficiencies that may be realized by Destra in connection with its existing product offerings. The Board of Trustees concluded that the advisory fees under the A&R Agreements were reasonable in light of the potential fall-out benefits.

Based on its consideration of all factors that it deemed material, and assisted by the advice of Independent Counsel, the Board of Trustees and the Independent Trustees, voting separately, concluded it would be in the best interest of the Fund and its shareholders to approve the A&R Agreements.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the A&R Agreements.

Required Vote

As provided under the 1940 Act, approval of the A&R Agreements will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the A&R Agreements.

PART 3

DESCRIPTION OF PROPOSAL 3

APPROVAL of the early termination and replacement of the Fund’s current expense limitation agreement WITH AN EXPENSE LIMITATION AGREEMENT WITH A TERM OF FIVE (5) YEARS, CONTINGENT ON THE FUND LISTING ITS SHARES ON THE NYSE or other national securities exchange

Background

The Fund currently offers four classes of shares, Class A Shares, Class I Shares, Class T Shares, and Class C Shares. Under the Fund’s current expense limitation agreement, the Adviser has agreed to reduce its fees and and/or absorb expenses of the Fund so that the Fund’s total fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including, for example, options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Investment Manager)) will not exceed 1.95% of Class A shares' net assets, 2.45% of Class T shares' net assets, 2.70% of Class C shares' net assets, and 1.70% of Class I shares' net assets.

If shareholders approve Proposals 1 and 2, the Fund will seek to list its shares on the NYSE or other national securities exchange and upon listing, will offer only one class of shares for purchase. Such share class will have one set of fees and costs going forward (i.e. there will no longer be different share classes with different fee structures and the sales loads, contingent deferred sales charges (if any), distribution fees and shareholder service fees associated with the current Class A, Class T, and Class C shares will no longer be charged). Consequently, the existing expense limitation agreement will become obsolete and the Adviser is seeking shareholder approval to terminate the Fund’s current expense limitation agreement prior to its expiration and replace it with a new expense limitation agreement. Under the new expense limitation agreement, the Adviser agrees with the Fund to reimburse and/or pay or absorb, on a quarterly basis, the ordinary operating expenses (as defined below) of the Fund to the extent that such expenses exceed 0.53% per annum of the Fund’s average daily net assets. It is expected that this will represent a reduction in the fee burden on shareholders of Class A, Class T, and Class C shares, however, Class I shareholders may experience a modest increase. “Ordinary operating expenses” consist of all ordinary expenses of the Fund, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment management fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, and commitment fees on any leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution fees and/or shareholder servicing fees, if any, (f) acquired fund fees and expenses, and (g) extraordinary expenses. Please see Exhibit E for a copy of the proposed new expense limitation agreement.

Both the existing and proposed new expense limitation agreement allow for the recoupment of any waiver or reimbursement within three years from the date of the waiver, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. In addition, both the existing and proposed new expense limitation agreements are only terminable by the Board of Trustees upon sixty (60) days’ written notice to the Adviser.

If approved by shareholders, the current expense limitation agreement will terminate on the date Fund shares are listed on the NYSE or other national securities exchange and the new expense limitation agreement will be effective for five (5) years from that same date. If shareholders do not approve the proposals necessary to facilitate the listing of the Fund’s shares on the NYSE or other national securities exchange and Fund shares are consequently not listed on the NYSE or other national securities exchange, the existing expense limitation agreement will remain in effect until its current expiration date of November 30, 2021.

Destra believes, and the Board of Trustees agrees, that the proposed expense limitation agreement will benefit the Fund and its shareholders.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote for the approval of the early termination and replacement of the Fund’s current expense limitation agreement with an expense limitation agreement with a term of five (5) years, with such termination and replacement to be effective only upon the Fund listing its shares on the NYSE or other national securities exchange. In making such recommendation, the Board of Trustees considered and evaluated various factors, including:

•	The current expense limitation agreement provides for a different expense reimbursement level for each of the Fund’s four existing share classes. If Fund shares are listed on the NYSE or other national securities exchange, then the Fund will have a single share class, causing the existing expense limitation agreement to be obsolete. The proposed expense limitation agreement provides for a single expense reimbursement level consistent with the Fund’s anticipated capital structure;

•	Expense reimbursement levels under the current expense limitation agreement are 1.95% of Class A shares' net assets, 2.45% of Class T shares' net assets, 2.70% of Class C shares' net assets, and 1.70% of Class I. The expense reimbursement level under the proposed expense limitation agreement is 0.53% of the Fund’s average daily net assets. It is expected that this will result in a reduction in the fee burden on shareholders of Class A, Class T, and Class C shares, and a modest increase in the fee burden on shareholders of Class I shares;

•	The current and proposed expense limitation agreements each allow for recoupment of any waiver or reimbursement within 3 years of date of waiver, provided that Fund is able to make repayment without exceeding expense limitation in place at the time and repayment is approved by Board of Trustees; and

•	The proposed expense limitation agreement will be in place for a term of five years from the date Fund shares are listed on the NYSE or other national securities. If Fund shares are not listed on the NYSE or other national securities exchange, the existing expense limitation agreement is currently set to expire on November 30, 2021.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the early termination and replacement of the Fund’s current expense limitation agreement, with an expense limitation agreement with a term of five (5) years, contingent on the Fund listing its shares on the NYSE or other national securities exchange.

Required Vote

Approval of the proposal to terminate the Fund’s current expense limitation agreement prior to its expiration and replace it with an expense limitation agreement with a term of five (5) years, contingent on the Fund listing its shares on the NYSE or other national securities exchange, will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the PROPOSAL TO terminate the Fund’s current expense limitation agreement EARLY and replace it with an expense limitation agreement WITH A TERM of five (5) years, CONTINGENT ON THE FUND LISTING ITS SHARES ON THE nyse or other national securities exchange.

PART 4

DESCRIPTION OF PROPOSAL 4

APPROVAL OF REVISION TO FUND’S FUNDAMENTAL POLICY TO CONCENTRATE IN THE REIT INDUSTRY

Background

Current Fundamental Policy	Proposed Fundamental Policy
The Fund may not invest 25% or more of the market value of its net assets in the securities of companies or entities engaged in any one industry, except the REIT industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. Under normal circumstances, the Fund invests over 25% of its net assets in the securities of companies in the REIT industry.	The Fund may not invest 25% or more of the market value of its net assets in the securities of companies or entities engaged in any one industry, except the real estate industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. Under normal circumstances, the Fund invests over 25% of its net assets in the securities of companies in the real estate industry.

Under applicable law, an investment company may not concentrate its investments in any particular industry or particular group of industries, unless it does so pursuant to a fundamental policy that can be changed only with shareholder approval. In addition, the investment company must concentrate its investments consistent with any policy to do so, and an investment company must specifically have a fundamental policy governing investments in real estate. Although “concentration” is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its assets in securities of issuers in that industry.

The Fund’s existing fundamental concentration policy requires that, under normal circumstances, the Fund invest over 25% of its net assets in the securities of companies in the REIT industry. If approved by shareholders, the new policy would be revised so that, under normal circumstances, the Fund would invest over 25% of its net assets in the broader real estate industry. For purposes of the policy, the Fund will define the real estate industry to include interests, debt or equity of both publicly traded and private companies engaged in the real estate industry, including, but not limited to, REITs, mortgage backed securities, interest in pooled investment entities, and other forms of securities relating to or involving real estate.

Destra believes that the proposed change will allow it and Pinhook greater flexibility in seeking attractive investment opportunities for the Fund, while pursuing the Fund’s investment objective. Destra and Pinhook believe that the current investment requirement is not necessary for the Fund to achieve its investment objective and that the proposed change will give Destra and Pinhook more flexibility to seek to achieve the Fund’s investment objective rather than having to meet a narrower investment allocation requirement to the REIT industry.

Destra and Pinhook believe, and the Board of Trustees agrees, that the proposed change in concentration policy will benefit the Fund and its shareholders.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote for approval of the revision to the Fund’s fundamental policy to concentrate in the REIT industry. In making such recommendation, the Board of Trustees considered and evaluated various factors, including:

•	The existing fundamental policy may unnecessarily restrict the Fund and its portfolio managers from seeking attractive investment opportunities for the Fund;

•	The proposed change to the Fund’s fundamental policy will provide the Fund and its portfolio managers with greater flexibility in seeking attractive investment opportunities for the Fund while pursuing the Fund’s investment objectives; and

•	Maintaining the existing fundamental policy does not appear to be necessary to the achievement of the Fund’s investment objectives or to the management of portfolio risk.

Based on the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the revision to the Fund’s fundamental policy to concentrate in the REIT industry.

Required Vote

Approval of the proposal to revise the Fund’s fundamental policy to concentrate in the REIT industry will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the PROPOSAL TO revise the fund’s fundamental policy to concentrate in the reit industry.

PART 5

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on May 13, 2020, will be entitled to notice of, and to vote at, the Special Meeting. On May 13, 2020, the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote
Class I	2,796,120.788
Class A	5,517,671.108
Class T	303,149.124
Class C	912,127.031

PART 6

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on May 13, 2020 (the “record date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shareholders do not have appraisal rights. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law or pursuant to special meetings called by the Board of Trustees or a majority of shareholders, or in the future in compliance with the requirements of any exchange on which the Fund’s shares may be listed. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Fund at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof. The Fund may also arrange to have votes recorded by telephone, the Internet or other electronic means.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum. The presence in person or by proxy of the holders of one-third percent (33-1/3%) of the Shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions, broker “non-votes” or withheld votes will be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the Fund expects the chairman of the Special Meeting to adjourn the Special Meeting (from time to time in his or her discretion) in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the Proposals will each require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the costs related to the printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, ultimately will be borne by Destra. The Fund has engaged AST Fund Solutions, LLC, a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Special Meeting and estimates AST Fund Solutions, LLC’s fees to be approximately $17,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of Destra, for any involvement in the solicitation of proxies.

Voting by Destra and Pinhook

To the extent that Destra and Pinhook and their affiliates own shares of the Fund, each intends to vote Fund shares in favor of each Proposal.

Ownership of the Fund

As of the record date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the record date is listed in Exhibit F to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Destra Multi-Alternative Fund, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

PART 7

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling 1-877-478-5044 or writing to the Fund at the following address: 444 West Lake Street, Suite 1700, Chicago, IL 60606-0070. Copies of this proxy statement and the accompanying Notice of Special Meeting are also available at https://vote.proxyonline.com/DestraCapital/docs/MultiAlternativeFund.pdf.

Service Providers

UMB Fund Services, Inc. (“UMB”), located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs. UMB also provides accounting services to the Fund and serves as the Fund’s distribution paying agent, transfer agent and registrar. UMB Bank, n.a., 928 Grand Boulevard, Kansas City, MO 64106, serves as custodian for the Fund. Destra Capital Investments LLC, an affiliate of the Adviser, located at 444 West Lake Street, Suite 1700, Chicago, Illinois 60606, serves as the Fund’s principal underwriter.

Fiscal Year

The fiscal year-end of the Fund is February 28.

EXHIBIT A

PROPOSED AMENDMENT TO ADVISORY FEE STRUCTURE

AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

Destra ~~Alternative Access~~MULTI-ALTERNATIVE Fund

~~THIS~~ AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT (the “Agreement”) made this ~~30~~ __ day of ~~November~~ __________, ~~2018~~2020, by and between Destra ~~Alternative Access~~Multi-Alternative Fund, a Delaware statutory trust (the "Fund"), and Destra Capital Advisors LLC, a Delaware limited liability company (the "Advisor").

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; ~~and~~

WHEREAS, the Fund desires to retain the Advisor to render investment management services with respect to the Fund and the Advisor is willing to render such services; and~~:~~

WHEREAS, the Fund and the Advisor have entered into that certain Investment Management Agreement, dated as of November 30, 2018, which the parties now desire to amend and restate:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints the Advisor to act as Advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. DUTIES OF ADVISOR. The Fund employs the Advisor to furnish and manage a continuous investment program for the Fund. The Advisor will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to (i) determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, (ii) provide the Fund with records concerning the Advisor’s activities which the Fund is required to maintain and (iii) render regular reports to the Fund’s officers and Trustees concerning the Advisor’s discharge of the foregoing responsibilities. The Advisor may hire (subject to the approval of the Fund's Board of Trustees (“Board”) and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Advisor shall not relieve the Advisor of its responsibilities under this Agreement.

The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund's registration statement as amended from time to time, and with applicable laws and regulations.

3. FUND TRANSACTIONS. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Advisor will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

4. EXPENSES

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (ii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted consistent with Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”) or pursuant to, or as a condition of multiple-class exemptive relief obtained from the Securities and Exchange Commission; (iii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor and attendance at required annual Board meeting; (iv) the costs associated with any supplements to the Fund’s registration statement created at the Advisor’s request; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board). If the Advisor has agreed to limit the operating expenses of the Fund as referenced in Section 5 below, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 4(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its ~~daily net asset~~managed asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan, or as a condition of multiple-class exemptive relief obtained from the Securities and Exchange Commission; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover costs from the Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

5. COMPENSATION OF THE ADVISOR. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Advisor compensation at an annual rate of 1.35%, payable monthly in arrears by the ~~10th~~ 15th business day of the succeeding month, based upon the Fund’s ~~average daily net~~ managed assets as of month-end. In the case of a partial month, compensation will be based on the number of days during the month in which the Advisor provided services to the Fund. Compensation will be paid to the Advisor before giving effect to any repurchase of interests in the Fund effective as of that date. The Advisor will pay the compensation of any sub-adviser retained pursuant to Section 2 above.

The Advisor may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses that are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6. BOOKS AND RECORDS. The Advisor will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Advisor agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

7. STATUS OF ADVISOR. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

8. LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISOR.

(a) In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Advisor and any partner, director, officer or employee of the Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b) The Fund shall indemnify, to the fullest extent permitted by law, the Advisor, or any member, manager, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law.

(c) The Advisor shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Advisor, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Advisor. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law.

9. PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Advisor (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Advisor are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as an interest holder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor, provided the Advisor has broker-dealer affiliates, if approved by the Fund’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

10. AUTHORITY; NO CONFLICT. The Advisor represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Advisor or any of its affiliates are a party.

11. LICENSE OF ADVISOR'S NAME. The parties agree that the name of the Advisor, the names of any affiliates of the Advisor and any derivative or logo or trademark or service mark or trade name are the valuable property of the Advisor and its affiliates. The Advisor hereby agrees to grant a license to the Fund for use of its name in the name of the Fund for the term of this Agreement and such license shall terminate upon termination of this Agreement. If the Fund makes any unauthorized use of the Advisor’s names, derivatives, logos, trademarks, or service marks or trade names, the parties acknowledge that the Advisor shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Advisor shall be entitled to injunctive relief, as well as any other remedy available under law.

12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from the effective date of the Agreement and thereafter, may continue in effect only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the interest holders of any Fund fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Advisor:

Destra Capital Advisors LLC

Attn: Jane Shissler, General Counsel

444 West Lake Street

Suite 1700

Chicago, Illinois 60606

Phone: (312) 843-6171

legal@destracapital.com~~Fax: (312) 858-8618~~

If to the Fund:

Destra Multi-Alternative ~~Access~~ Fund

C/o Destra Capital Advisors LLC

444 West Lake Street

Suite 1700

Chicago, Illinois 60606

~~80 Arkay Drive~~

~~Hauppauge, New York 11788~~

Phone: (312) 843-6171

funds@destracapital.com~~Facsimile: 1-631-951-0573~~

~~Telephone: 1-631-470-2600~~

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

Destra MULTI-ALTERNATIVE ~~Alternative Access~~ Fund

_____________________________

By: Robert Watson

Title: President

DESTRA CAPITAL ADVISORS LLC

_____________________________

By: Robert Watson

Title: President

EXHIBIT B

INVESTMENT ADVISORY FEES

Contractual Advisory Fee (as a percentage of Net Assets)	Advisory Fee Rate Paid to Destra (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended February 29, 2020	Most Recent Date of Shareholder Approval of Existing Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Existing Advisory Agreement by the Board of Trustees
1.35%	0.94%	November 20, 2018 (approval of Fund’s initial advisory agreement with Destra whereby Destra assumed Pinhook’s (f/k/a LCM Investment Management, LLC) role as adviser to the Fund)	October 2, 2018

B-1

EXHIBIT C

PROPOSED AMENDMENT TO SUB-ADVISORY FEE STRUCTURE

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT, dated as of ~~November 30~~___________, ~~2018~~ 2020 by and among Destra ~~Alternative Access~~Multi-Alternative Fund (the “Fund”), Destra Capital Advisors LLC (the “Advisor”), and Pinhook Capital, LLC ~~(f/k/a LCM Investment Management, LLC)~~ (the “Sub-Adviser”).

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor;

WHEREAS, the Advisor has entered into an investment management agreement (the “Investment Management Agreement”) dated November 30, 2018 with the Fund, an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees (each Board member individually a “Trustee” and together the “Trustees”) of the Fund and the Advisor desire to retain the Sub-Adviser to render investment advisory and other services to the Fund, in the manner and on the terms hereinafter set forth;

WHEREAS, the Advisor has the authority under the Investment Management Agreement with the Fund to retain sub-advisers; ~~and~~

WHEREAS, the Sub-Adviser is willing to furnish such services to the Advisor and the Fund; and

WHEREAS, the Fund, Advisor and Sub-Adviser have entered into that certain Investment Sub-Advisory Agreement, dated as of November 30, 2018, which the parties now desire to amend and restate;~~:~~

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Advisor and the Sub-Adviser agree as follows:

1.   APPOINTMENT OF THE SUB-ADVISER

The Advisor hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the supervision and oversight of the Advisor and the Trustees of the Fund, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor except as expressly authorized in this Agreement or another writing by the Fund, the Advisor and the Sub-Adviser.

2.   ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Advisor in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.   SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND

A. As an investment adviser to the Fund, the Sub-Adviser shall, subject to the supervision and oversight of the Advisor, manage the investment and reinvestment of such portion of the assets of the Fund as the Advisor may from time to time allocate to the Sub-Adviser for management (the “Sub-Advised Assets”), as well as vote all proxies related to the Sub-Advised Assets.

B. As part of the services it will provide hereunder, the Sub-Adviser will:

(i) obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Sub-Advised Assets or are under consideration for inclusion in the Sub-Advised Assets;

(ii) formulate and implement a continuous investment program for the Sub-Advised Assets as outlined in the Fund’s Registration Statement;

(iii) take whatever steps are necessary to implement the investment program for the Sub-Advised Assets by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Sub-Advised Assets;

(iv) keep the Trustees of the Fund and the Adviser fully informed in writing on an ongoing basis as agreed by the Advisor and the Sub-Adviser as to (1) all material facts concerning the investment and reinvestment of the Sub-Advised Assets and (2) the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Advisor or the Trustees of the Fund; and attend meetings with the Advisor and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v) in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets within the Sub-Advised Assets;

(vi) provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Sub-Advised Assets that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Fund’s Registration Statement and any permissible reports and materials prepared by the Fund;

(vii)  cooperate with and provide reasonable assistance to the Adviser, the Fund’s administrator, the Fund’s custodian and foreign custodians, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund and the Adviser; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Adviser; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information; and

(viii) file any required reports with the SEC pursuant to Sections 13(f) and 13(g) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) the Fund’s declaration of trust, by-laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (ii) the currently effective Registration Statement and any amendments thereto; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted from time to time by the Board of Trustees of the Fund; and (v) the instructions of the Advisor.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Advisor shall provide the Sub-Adviser with current copies of any Governing Documents, Registration Statement, compliance manual and other relevant policies and procedures that are adopted by the Board of Trustees of the Fund.  The Advisor undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D. The Sub-Adviser, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

E. On occasions when the Sub-Adviser deems the purchase of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.  The Advisor agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund.  The Advisor also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

F. The Sub-Adviser will maintain all accounts, books and records with respect to the Sub-Advised Assets as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

4. COMPENSATION OF THE SUB-ADVISER

The Advisor will pay the Sub-Adviser a monthly advisory fee (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Fund) with respect to the Sub-Advised Assets equal to 50% of the advisory fee paid to the Adviser for its services to the Fund for Sub-Advised with respect to the Sub-Advised Assets equal to a percentage of the ~~“net advisory fee”, which is the amount of the Advisor’s advisory fee less (i) any fee waiver or expense reimbursement made by the Adviser in connection with the services provided under the Investment Management Agreement, and (ii) any other expenses agreed to be shared by the parties, shall be allocated 50% to the Sub-Adviser for the services provided pursuant to this Agreement and 50% to the Adviser. The amount allocated to the Sub-Adviser (“Sub-Advisory Fee”) shall not exceed an annual rate of 0.675% based upon the Fund’s~~Sub-Advised Assets’ average daily managed assets ~~(~~, as ~~defined~~described in the Investment Management Agreement~~) at month end. In the case of a partial month, compensation will be based on the number of days during the month in which the Advisor provided services to the Fund. The Sub-Advisory Fee will be paid by the Advisor no later than the 45th day following receipt by the Advisor of the Advisory Fee from the Fund.~~

5. LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Advisor or the Fund as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Fund, the Advisor, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Advisor Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Advisor Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Advisor or the Fund by the Sub-Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Advisor, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Advisor, the Fund and their respective Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Advisor for, and the Advisor shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Advisor in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Advisor that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or the Fund by the Advisor Indemnitees for use therein.

6.  REPRESENTATIONS OF THE ADVISOR

The Advisor represents, warrants and agrees that:

A. The Advisor has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

B. The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Advisor is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Advisor by applicable law and regulations.

D. The Advisor (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Advisor from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Advisor will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Advisor or any of its Affiliates are a party.

7. REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees that:

A. The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Advisor of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify the Fund and the Advisor if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Advisor and the Board with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president,  Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Advisor that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Advisor, the Sub-Adviser shall permit the Advisor, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D. The Sub-Adviser has provided the Fund and the Advisor with a copy of its Form ADV Parts 1 and 2, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Fund and the Advisor at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E. The Sub-Adviser will notify the Fund and the Advisor of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F. The Sub-Adviser will promptly notify the Advisor of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage and, upon the written request of the Advisor, provide evidence of such insurance coverage to the Advisor.

H. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its Affiliates are a party.

8. PROXIES

The Sub-Adviser shall be solely responsible to vote all proxies received with respect to the Sub-Advised Assets, and shall take all necessary and reasonable steps with respect to corporate actions related to securities held or previously held as part of the Sub-Advised Assets. The Sub-Adviser shall not incur any liability to the Fund or the Advisor for failing to vote any proxies, or to take an action with respect to a corporate action, if it had not received such proxies or related communication on a timely basis.

9. SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Advisor nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement.

10. REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11. RECORDS

The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to the Sub-Adviser such records and permit the Sub-Adviser to retain such records (either in original or in duplicate form) as the Sub-Adviser shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such other records shall promptly be returned to the Fund by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required to be retained by it by law or regulation.  The Advisor and the Sub-Adviser shall keep confidential any information obtained in connection with their respective duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12. DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written and continue in effect for an initial term of two (2) years, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for a period of more than two (2) years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13. TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Advisor and the Sub-Adviser, or by the Advisor or Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Advisor and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14. AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

15. ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 12 hereof.   Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

16. ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

17. HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18. NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or to such other address as specified in a notice duly given to the other party.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Destra Capital Advisors LLC Attn: ~~Jane Shissler,~~ General Counsel 444 West Lake Street Suite 1700 Chicago, Illinois 60606 Phone: 312-843-6171 ~~Fax: 312-858-8618~~legal@destracapital.com

For:

Destra ~~Alternative Access~~ Multi-Alternative Fund

c/o Destra Capital Advisors LLC

444 West Lake Street

Suite 1700

Chicago, Illinois 60606

Phone: 312-843-6171

funds@destracapital.com

~~80 Arkay Drive~~

~~Hauppauge, New York~~

~~Facsimile: 1-631-951-0573~~

~~Telephone: 1-631-470-2600~~

For:	~~LCM Investment Management~~Pinhook Capital, LLC Attn: ~~Emily Paup,~~ Operations Manager 13520 Evening Creek Drive N. Suite 300 San Diego, CA 92128 Phone: 858-842-3035 Fax: 858-842-3035

19. SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

20. GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

21. INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

22. THIRD PARTY BENEFICIARY

The Advisor and Sub-Adviser expressly agree that the Fund shall be deemed an intended third-party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

DESTRA CAPITAL ADVISORS LLC	PINHOOK CAPITAL, LLC ~~(F/K/A LCM Investment Management, LLC)~~

By: _______________________________	By: _______________________________
Name: Robert Watson	Name: Raymond J. Lucia, Jr.
Title: President	Title: CEO

DESTRA Alternative Access FUND

By:_______________________________
Name: Robert Watson
Title: President

EXHIBIT D

INVESTMENT SUB-ADVISORY FEES

Sub-Advisory Fee Rate	Sub-Advisory Fee Rate Paid to Pinhook (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended February 29, 2020	Most Recent Date of Shareholder Approval of Existing Sub- Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Existing Sub-Advisory Agreement by the Board of Trustees
50% of the net revenue received by Destra after any fee waivers, subject to a maximum of 0.675% of the Fund’s average daily net assets.	0.47%	November 20, 2018 (approval of Fund’s initial sub-advisory agreement with Pinhook Capital, LLC (f/k/a LCM Investment Management, LLC))	October 2, 2018

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EXHIBIT E

PROPOSED EXPENSE LIMITATION AGREEMENT

AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

AGREEMENT made as of the [ ] th day of [ ], 2020 by and among Destra Multi-Alternative Fund, a Delaware statutory trust (the “Fund”) and Destra Capital Advisors LLC, a Delaware limited liability company (the “Investment Manager”).

WITNESSETH:

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and intends to offer one or more classes of common shares of beneficial interest (“Shares”) in a continuous public offering;

WHEREAS, the Investment Manager acts as investment adviser to the Fund pursuant to an Investment Management Agreement with the Fund (the “Investment Management Agreement”);

WHEREAS, the Fund and Investment Manager previously entered into an Expense Limitation Agreement, and desire to amend and restate such agreement in its entirety;

NOW, THEREFORE, in consideration of the Fund engaging the Investment Manager pursuant to the Investment Management Agreement and other good and valuable consideration, the parties to this Agreement agree as follows:

1. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Fund’s Prospectus as currently in effect.

2. The Investment Manager agrees with the Fund to reimburse and/or pay or absorb, on a quarterly basis, the ordinary operating expenses (as defined below) of the Fund to the extent that such expenses exceed 0.53% per annum of the Fund’s average daily net assets for a period of five (5) years from the commencement of the Fund’s listing on the NYSE or other national securities exchange. “Ordinary operating expenses” consist of all ordinary expenses of the Fund, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment management fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, and commitment fees on any leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution fees and/or shareholder servicing fees, if any, (f) acquired fund fees and expenses, and (g) extraordinary expenses.

3. Unless terminated by the Board of Trustees, this Agreement will continue in effect for at least five (5) years from the date first written above. The Board of Trustees may terminate this Agreement upon sixty (60) days’ written notice to the Investment Manager.

4. Any waiver or reimbursement by the Investment Manager is subject to repayment by the Fund within three years from the date of the waiver, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees.

5. This Agreement will be construed in accordance with the laws of the state of Delaware and the applicable provisions of the Investment Company Act. To the extent the applicable law of the State of Delaware, or any of the provisions in this Agreement, conflict with the applicable provisions of the Investment Company Act, the applicable provisions of the Investment Company Act will control.

6. This Agreement supersedes all previous agreements and constitutes the entire agreement between the parties to this Agreement with respect to the matters described in this Agreement.

[Signature page follows]

E-1

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

DESTRA MULTI-ALTERNATIVE FUND _________________________ By: [ ] Title: [ ] DESTRA CAPITAL ADVISORS LLC _________________________ By: [ ] Title: [ ]

E-2

EXHIBIT F

5% or Greater Ownership of A Share Class

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of May 13, 2020. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class C	RBC CAPITAL MARKETS LLC MAY T FITZPATRICK 16348 W 51ST LANE GOLDEN, CO 80403	47,812.499	5.24%
Class T	RBC CAPITAL MARKETS LLC GAETANO ANGELONE JT TEN WROS PORT ST LUCIE, FL 34952	19,158.844	6.32%

As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

F-1